Exhibit 10.1

FOURTH AMENDMENT TO LOAN, SECURITY AND GUARANTEE AGREEMENT

This FOURTH AMENDMENT TO LOAN, SECURITY AND GUARANTEE AGREEMENT (this “Amendment”), dated as of May 26, 2022 (the “Amendment Date”), is entered into by and among AUTOWEB, INC., a Delaware corporation (the “Borrower”), THE OTHER OBLIGORS PARTY HERETO, THE LENDERS PARTY HERETO, and CIT NORTHBRIDGE CREDIT LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, together with its successors and assigns, “Agent”).

WHEREAS, the Borrower, the other Obligors party thereto, the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”) and the Agent are parties to that certain Loan, Security and Guarantee Agreement dated as of March 26, 2020 (as amended by that certain First Amendment to Loan, Security and Guarantee Agreement dated as of May 18, 2020, that certain Second Amendment to and Consent Under Loan, Security and Guarantee Agreement dated as of July 30, 2021, that certain Third Amendment to Loan, Security and Guarantee Agreement dated as of September 13, 2021, and as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, in connection with the foregoing, the Borrower has requested that the Agent and Lenders amend certain provisions of the Loan Agreement as set forth herein; and

WHEREAS, the Agent and Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement (as amended hereby).

Section 2.    Amendments. Subject to the satisfaction of the conditions set forth herein, effective as of the Amendment Date, the terms of the Loan Agreement are hereby amended as follows:

2.1    Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definition in its proper alphabetical order:

Fourth Amendment Effective Date: May 26, 2022.

2.2    The following definitions in Section 1.1 of the Loan Agreement are hereby and restated to read in their entirety as follows:

Average Monthly Revolver Underusage: for any calendar month, an amount equal to $6,000,000 minus the Average Daily Revolver Usage for such calendar month; provided, that in no event shall the Average Monthly Revolver Underusage for any calendar month be less than zero.

Minimum Balance: 20% of the aggregate Revolver Commitments.

2.3    Section 8.5 of the Loan Agreement is hereby amended by adding the following new sentence at the end thereof:

Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, Borrower hereby authorizes Agent, on the Fourth Amendment Effective Date, to withdraw all of the cash on deposit in the Controlled Deposit Account with account number ending in #0730 (which, as of the Fourth Amendment Effective Date, is approximately $4,017,582.94) and apply all of such cash as a repayment of the Revolver Loans, without a permanent reduction of the Revolver Commitments. Borrower acknowledges and agrees that after such withdrawal and repayment is made, the Cash Formula Amount will be $0.

2.4    Section 10.2.1 of the Loan Agreement is hereby amended by adding the following new Section 10.2.1(n) thereto in proper alphabetical order:

(n)         Debt arising from the financing of insurance premiums of Borrower for insurance policies providing coverage from and including April 2022 through April 2023, so long as (i) the aggregate amount of such Debt shall not at any time exceed $619,939.40, and (ii) on or before the 5th day after each quarterly installment of such Debt is due, Borrower shall deliver to Agent evidence that each such quarterly installment has been paid in full to the applicable insurance provider.

2.5    Section 10.2.2 of the Loan Agreement is hereby amended by adding the following new Section 10.2.2(r) thereto in proper alphabetical order:

(r)         Liens on insurance policies, the proceeds thereof, and any additional premiums required under such insurance policies, in each case, securing the financing of the premiums with respect to such insurance policies to the extent such financing is permitted pursuant to Section 10.2.1(n).

Section 3.    Conditions to Effectiveness. This Amendment shall be effective as of the Amendment Date upon the satisfaction of each of the following conditions, and in case of any documentation to be delivered to the Agent, such documentation shall be in form and substance reasonably satisfactory to the Agent:

(a)    This Amendment shall have been duly executed and delivered by the Borrower, the other Obligors, the Agent and the Lenders.

(b)    The representations and warranties of each Obligor set forth in Section 4(a) of this Amendment shall be true and correct in all material respects on and as of the Amendment Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be.

(c)    No Default or Event of Default shall exist or would result from the execution of this Amendment or the transactions contemplated hereby.

(d)    The Borrower shall have paid to the Agent (i) a non-refundable amendment fee in the amount of $10,000, which shall be earned, due, and payable on the Amendment Date in immediately available funds and (ii) the reasonable and documented costs and expenses of the Agent incurred by it in connection with the transactions contemplated hereby.

Section 4.    Representations and Warranties.

(a)         Each Obligor hereby represents and warrants, on and as of the Amendment Date, that:

(i)         The representations and warranties of each Obligor set forth in Section 9 of the Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be.

(ii)         No Default or Event of Default exists or will result from the execution of this Amendment.

(iii)        Each Obligor has all requisite power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance of this Amendment (A) are within such Obligor’s corporate or other powers, (B) have been duly authorized by all necessary corporate or other organizational action, and (C) do not (1) require any consent or approval of any holders of Equity Interests of any Obligor, except those already obtained, (2) contravene the Organic Documents of any Obligor, (3) violate or cause a default under any Applicable Law or Material Contract except where the violation or default would not reasonably be expected to result in a Material Adverse Effect, or (4) result in or require imposition of a Lien (other than Permitted Liens) on any Obligor’s Property.

(iv)         This Amendment has been duly executed and delivered by each Obligor that is a party thereto.

(v)         This Amendment constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

Section 5.    Effect on Loan Documents.

(a)    On and after the Amendment Date, each reference in any Loan Document, and in any other document or instrument incidental thereto, to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference in the Loan Agreement to “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall mean, from and after the Amendment Date, the Loan Agreement as amended by this Amendment.

(b)    Except as expressly amended hereby, the provisions of the Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Agent or the Lenders under the Loan Documents.

(d)    Each party hereto acknowledges and agrees that, on and after the Amendment Date, this Amendment shall constitute a Loan Document for all purposes under the Amended Loan Documents.

Section 6.    Non-Reliance on Agent. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender also acknowledges that it will, without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Amendment, the Loan Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

Section 7.    Reaffirmation; Other Agreements. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, each Obligor (a) acknowledges and agrees, as of the Amendment Date, that all of its obligations under the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis and (b) reaffirms each Lien granted by each Obligor pursuant to the Collateral Documents, all of which obligations and Liens remain in full force and effect after giving effect to this Amendment. Further, each Obligor acknowledges and agrees that the amendments set forth herein do not constitute any course of dealing between the Agent, the Lenders, and the Obligors. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Loan Agreement or the other Loan Documents.

Section 8.    No Actions, Claims, Etc.. As of the date hereof, each of the Obligors hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, advisors, consultants, counsel or directors arising from any action by such Persons, or failure of such Persons to act on or prior to the date hereof.

Section 9.    Release of Claims. In consideration of the Lenders’ and the Agent’s agreements contained in this Amendment, each Obligor hereby irrevocably releases and forever discharges the Lenders and the Agent and their respective affiliates, subsidiaries, successors, assigns, directors, officers, employees, representatives, agents, advisors, consultants and counsel (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings, demands or damages, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, common law or otherwise of any kind or character, known or unknown, which such Obligor ever had or now has against the Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person on or prior to the date hereof.

Section 10.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 11.    Miscellaneous.

(a)    This Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns.

(b)    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page counterpart hereof by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require the Agent to accept electronic signature counterparts in any form or format and (y) Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Amendment and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

(c)    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)    Borrower shall pay all out of pocket costs and expenses of Agent incurred in connection with this Amendment including, without limitation, reasonable attorneys’ fees and expenses.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

AUTOWEB, INC.

By: /s/ Glenn E. Fuller

Name: Glenn E. Fuller

Title: Executive Vice President, Chief Legal

Officer and Secretary

GUARANTORS:

AUTOBYTEL, INC.

By: /s/ Glenn E. Fuller

Name: Glenn E. Fuller

Title: Executive Vice President, Chief Legal

Officer and Secretary

AW GUA USA, INC.

By: /s/ Glenn E. Fuller

Name: Glenn E. Fuller

Title: Executive Vice President, Chief Legal

Officer and Secretary

CAR.COM, INC.

By: /s/ Glenn E. Fuller

Name: Glenn E. Fuller

Title: Executive Vice President, Chief Legal

Officer and Secretary

TRADEIN EXPERT, INC.

By: /s/ Glenn E. Fuller

Name: Glenn E. Fuller

Title: Executive Vice President, Chief Legal

Officer and Secretary

AGENT AND LENDERS: CIT NORTHBRIDGE CREDIT LLC, as Agent By: /s/ Henry Sosa Name: Henry Sosa Title: Authorized Signatory

CIT NORTHBRIDGE FUNDING I LLC, as a Lender By: /s/ Henry Sosa Name: Henry Sosa Title: Authorized Signatory